EQ ADVISORS TRUST
Rule 10f-3 TRANSACTIONS SUMMARY
(SECURITIES PURCHASED IN AN OFFERING IN WHICH AN AFFILIATED UNDERWRITER PARTICIPATES)
For the period July 1 – December 31, 2015

  Underwriter    Commission
  from Whom Principal Amount of Aggregate Amount Purchase  Spread or
Fund Name Purchase Date Purchased Purchase by Advisor of Offering Price Profit Security Affiliated Underwriter

Multimanager Core Bond Portfolio - BlackRock 7/7/15 U.S. Bancorp Investments, Inc. $100,000,000 $1,250,000,000 $99.65 0.45% American International Group, Inc. (2025) PNC Capital Markets LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 7/17/15 Barclays Capital Inc. $81,750,000 $872,000,000 $54.50 2.75% Jarden Corp (JAH) Wells Fargo Securities, LLC

EQ/Wells Fargo Omega Growth Portfolio 7/17/15 Barclays Capital Inc. $81,750,000 $872,000,000 $54.50 2.75% Jarden Corp (JAH) Wells Fargo Securities, LLC

Multimanager Core Bond Portfolio - BlackRock 9/8/15 J.P. Morgan Securities LLC. $30,000,000 $1,000,000,000 $99.89 0.45% Automatic Data Processing, Inc. (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 9/8/15 Goldman, Sachs & Co. $110,000,000 $1,250,000,000 $99.80 0.35% The Goldman Sachs Group, Inc. (2020) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 9/9/15 J.P. Morgan Securities LLC. $70,000,000 $450,000,000 $99.76 0.60% Marriot International, Inc (2021) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 9/14/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $75,000,000 $500,000,000 $99.95 0.60% St. Jude Medical, Inc. (2020) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 9/14/15 Merrill Lynch, Pierce, Fenner & Smith Incorporated $60,000,000 $500,000,000 $99.62 0.65% St. Jude Medical, Inc. (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 9/23/15 Goldman, Sachs & Co. $35,000,000 $750,000,000 $99.81 0.35% Sysco Corporation (2020) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Porfolio - BlackRock (Barclays) 9/23/15 Goldman, Sachs & Co. $35,000,000 $750,000,000 $99.81 0.35% Sysco Corporation (2020) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 9/23/15 Goldman, Sachs & Co. $35,000,000 $750,000,000 $99.81 0.35% Sysco Corporation (2020) PNC Capital Markets LLC

AXA Large Cap Growth Managed Volatility Portfolio - Wells Capital 9/18/15 J.P. Morgan Securities LLC. $600,000 $120,000,000 $30.00 7.00% Penumbra Inc (PEN) Wells Fargo Securities LLC

EQ/Wells Fargo Omega Growth Portfolio 9/18/15 J.P. Morgan Securities LLC. $600,000 $120,000,000 $30.00 7.00% Penumbra Inc (PEN) Wells Fargo Securities LLC
Multimanager Core Bond Portfolio - BlackRock 10/15/15 CITIGROUP GLOBAL MARKETS INC. $40,000,000 $600,000,000 $99.76 0.45% CSX Corporation (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 10/16/15 GOLDMAN SACHS & CO. $75,000,000 $2,000,000,000 $99.30 0.35% The Goldman Sachs Group, Inc. (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 10/16/15 GOLDMAN SACHS & CO. $110,000,000 $1,750,000,000 $99.08 0.60% The Goldman Sachs Group, Inc. (2045) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 10/26/15 CITIGROUP GLOBAL MARKETS INC. $30,000,000 $500,000,000 $99.53 0.60% Union Pacific Corporation (2045) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 10/26/15 CITIGROUP GLOBAL MARKETS INC. $23,850,000 $400,000,000 $96.04 0.65% Union Pacific Corporation (2065) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 10/26/15 GOLDMAN SACHS & CO. $30,000,000 $750,000,000 $99.99 0.35% Stryker Corporation (2025) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Porfolio - BlackRock (Barclays) 10/16/15 GOLDMAN SACHS & CO. $50,000,000 $750,000,000 $100.34 0.35% Goldman Sachs Group Inc/The PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock 10/16/15 GOLDMAN SACHS & CO. $50,000,000 $750,000,000 $100.34 0.35% Goldman Sachs Group Inc/The PNC Capital Markets LLC

AXA Global Equity Managed Volatility Portfolio - Morgan Stanley 10/2/15 CLSA $13,867,290 $213,159,915 HKD 5.60 HKD 0.196 Regina Miracle International Ltd Morgan Stanley Asia Ltd

AXA/Morgan Stanley Small Cap Growth Portfolio - Morgan Stanley 10/7/15 GOLDMAN SACHS $17,000,000 $425,000,000 $17.00 $1.02 Pure Storage Inc. Morgan Stanley & Co LLC

Multimanager Core Bond Portfolio - BlackRock 12/2/15 MORGAN STANLEY & CO LLC $30,000,000 $1,000,000,000 $99.82 0.35% McDonalds Corporation (2020) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/2/15 MORGAN STANLEY & CO LLC $100,000,000 $1,750,000,000 $99.68 0.45% McDonalds Corporation (2026) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/2/15 MORGAN STANLEY & CO LLC $35,000,000 $750,000,000 $99.68 0.75% McDonalds Corporation (2035) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/2/15 MORGAN STANLEY & CO LLC $100,000,000 $1,750,000,000 $100.00 0.88% McDonalds Corporation (2045) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/9/15 MERRILL LYNCH, PIERCE, FENNER & SMI $150,000,000 $2,250,000,000 $99.86 0.30% VISA Inc (2022) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/9/15 MERRILL LYNCH, PIERCE, FENNER & SMI $4,000,000,000 $350,000,000 $99.63 0.45% VISA Inc (2025) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/9/15 MERRILL LYNCH, PIERCE, FENNER & SMI $80,000,000 $1,500,000,000 $99.87 0.75% VISA Inc (2035) PNC Capital Markets LLC

Multimanager Core Bond Portfolio - BlackRock 12/9/15 MERRILL LYNCH, PIERCE, FENNER & SMI $200,000,000 $3,500,000,000 $99.83 0.80% VISA Inc (2045) PNC Capital Markets LLC

AXA/Franklin Balanced Managed Volatility Porfolio - BlackRock (Barclays) 12/9/15 MERRILL LYNCH, PIERCE, FENNER & SMI $150,000,000 $2,250,000,000 $99.86 0.30% VISA Inc (2022) PNC Capital Markets LLC

EQ/Global Bond PLUS Portfolio - BlackRock  12/9/15 MERRILL LYNCH, PIERCE, FENNER & SMI $150,000,000 $2,250,000,000 $99.86 0.30% VISA Inc (2022) PNC Capital Markets LLC

EQ/Morgan Stanley Mid-Cap Growth Portfolio 12/9/15 GOLDMAN SACHS $25,200,000 $462,000,000 $21.00 $1.16  Atlassian Corporation Plc Morgan Stanley & Co LLC